Templeton Global
Real Estate Fund

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by the prospectus of Templeton Global Real Estate Fund, which contains more complete information including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.





                                   TEMPLETON

                                     GLOBAL

                                  REAL ESTATE

                                      FUND

                                 ANNUAL REPORT

                                AUGUST 31, 1996




                      [BACKGROUND GRAPHIC OF WORLD GLOBE]

Templeton Global
Real Estate Fund

YOUR FUND'S OBJECTIVE:
The Templeton Global Real Estate Fund seeks long-term capital growth by investing primarily in securities of domestic and foreign companies which are principally engaged in or related to the real estate industry, or which own significant real estate assets. Current income is a secondary objective.




October 15, 1996

Dear Shareholder:

We are pleased to bring you this annual report of the Templeton Global Real Estate Fund for the period ended August 31, 1996.

During the past fiscal year, real estate stocks underperformed other global equities, continuing an ongoing trend that has existed for the last few years. Nearly 60 percent of the 400 real estate company stocks we followed during the reporting period appreciated by less than 10%, which we believe highlights the relatively undervalued nature of these securities. Within this environment, the Fund's Class I shares posted a total return of 7.48% for the one-year period ended August 31, 1996, as shown in the Performance Summary on page 6.

The principal reason we invest in a security is for its unusual value, and it usually takes time for this value to be fully recognized in the market. Therefore, we did not make any significant changes in the Fund's portfolio during the fiscal year. At the end of the

TEMPLETON GLOBAL REAL ESTATE FUND

Geographic Distribution ON 8/31/96
Based on Total Net Assets



         United States Stocks                                       62.4%
         Asian Stocks                                               14.6%
         Canadian Stocks                                             3.5%
         Australian & New Zealand Stocks                             1.2%
         European Stocks                                            13.7%
         Latin American Stocks                                       1.3%
         Fixed-Income Securities                                     0.9%
         Short-Term Obligations & Other Net Assets                   2.4%


reporting period, the Fund was invested in 84 companies domiciled in 25 countries, compared with 83 companies in 21 countries one year ago.

Our largest single-country exposure continued to be the U.S., which represented 62.4% of total net assets at the end of the fiscal year. Although much has been written about the resurgence of real estate investment trusts (REITs) in the U.S., it is important to remember that other companies are also very actively and extensively involved in the U.S. real estate market. One such company is Rouse Corp., the Fund's second-largest holding. Probably best known for its festival marketplaces and regional malls, Rouse recently diversified its operations by purchasing premier, non-gaming Las Vegas real estate parcels from the Hughes Corporation. Shortly afterward, Rouse's stock rose by more than 20%. We believe that Rouse's diverse property holdings, high occupancy rates, and experienced management team bode well for higher earnings and profits over the long term.

During the reporting period, we increased our European exposure from 11.9% to 13.7% of total net assets. Although Europe continues to be an area with some bargain priced stocks, it is difficult for us to identify quality companies with reasonable long-term prospects. However, we did initiate a position in Unibail (Union du Credit Bail Immobilier), a French real estate company that owns office properties in some of Paris' most desirable locations. At the end of the period, Unibail's stock was selling at a discount to the book value of its properties and had a dividend yield in excess of 5%. Given information gleaned from meetings with management and tours of Unibail's properties this summer, we believe that the company has the potential to increase its earnings within the next five years due to the quality of its properties, the potential to increase rental rates, and its high quality, and growing, tenant base.

TEMPLETON GLOBAL
REAL ESTATE FUND

Top 10 Equity Holdings on 8/31/96
Based on Total Net Assets

                                                                    % of Total
Company, Country                                                    Net Assets
Weeks Corp., United States                                          4.6%
Rouse Co., United States                                            3.1%
Bluegreen Corp., United States                                      3.0%
Revenue Property Ltd., Canada                                       2.9%
CBL & Associates Properties Inc., United States                     2.8%
LTC Properties Inc., United States                                  2.8%
Sun Hung Kai Properties Ltd., Hong Kong                             2.8%
Equity Residential Properties, United States                        2.7%
Security Capital Pacific Trust, United States                       2.7%
Highwoods Properties Inc., United States                            2.2%


FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 11 OF THIS REPORT.

In Latin America, we initiated a position in IRSA, an Argentine real estate operator and developer whose stock we purchased at a substantial discount to the book value of its properties. Among the potential attractions of IRSA are its extremely low level of competition, particularly competition with access to the capital markets. Additionally, its tenants are top-tier multinational corporations, leases are typically reviewed every two years, and rents are paid in U.S. dollars -- a protection against foreign currency fluctuations and devaluations. This stock has performed well since we added it to the Fund's portfolio, and we are very encouraged about the company's long-term prospects -- something the stock's valuation has thus far failed to reflect accurately.

Looking forward, we are optimistic about the growth potential for many global real estate markets. Although these securities delivered relatively lackluster returns during the fiscal year, we believe that valuations in this industry appear to be extremely low compared with valuations across many other industries tracked by our global team of analysts. We also believe that real estate is an asset class with the potential to show a gradual increase in value over time, while experiencing below-average volatility. For example, over the next 15 years, the urban populations of seven Asian countries (China, Indonesia, Thailand, Malaysia, Singapore, Hong Kong and the Philippines) are expected to increase by 88%. We therefore believe that Asia's real estate market has exceptional long-term growth potential. Although Europe's real estate sector has declined during the past few years due to poor economic conditions and lower demand for office space, REITs have not yet been utilized in this capital-starved market. If introduced, they have the potential to provide much-needed liquidity to this slumping market as they did in the U.S. during the early 1990s. However, it is most unusual for a stock purchased at a price below its intrinsic value to appreciate considerably within a short period of time. It is therefore important to remember that investing, especially in the real estate sector, requires patience and a long-term outlook.

This discussion reflects the strategies we employed for the Fund during the fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks involved with global investing related to market, currency, economic, social, political, and other factors. Developing markets involve similar but heightened risks, in addition to risks associated with the relatively small size and lesser liquidity of these markets. Since the Fund concentrates on the real estate industry, its share price may be more volatile than those of more broadly diversified investments. These special risks and other considerations are discussed in the Fund's prospectus.

We appreciate your participation in the Fund and welcome any comments or suggestions you may have.


Sincerely,


/s/ Jeffrey A. Everett

JEFFREY A. EVERETT

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton Global Real Estate Fund

PERFORMANCE SUMMARY
CLASS I

The Templeton Global Real Estate Fund Class I shares reported a total return of 7.48% for the one-year period ended August 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends, and does not include the maximum initial sales charge.

While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 6, the Fund delivered a cumulative total return of more than 58% for the five-year period ended August 31, 1996.

As measured by net asset value, the Fund's share price increased 58 cents, from $13.20 on August 31, 1995 to $13.78 on August 31, 1996. During this time, shareholders received 37.5 cents ($0.375) per share in dividend income. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund.

The graph on page 6 shows how an investment in the Fund since its inception has kept your purchasing power well ahead of inflation, as measured by the Consumer Price Index (CPI). It also compares the Fund's performance, over the same period, with the performance of the unmanaged Morgan Stanley Capital International (MSCI) World Index, which tracks 22 equity markets worldwide. Please remember that the Fund's performance differs from that of the index because, among other things, the index is not managed according to any investment strategy, includes no sales charges or management expenses, and does not contain cash (the Fund generally carries a certain percentage of cash at any given time). Of course, one cannot invest directly in an index.

TEMPLETON GLOBAL
REAL ESTATE FUND - CLASS I
Total Return Index Comparison
$10,000 Investment (9/12/89 - 8/31/96)



                Templeton Global Real           MSCI World
Date            Estate Fund-Class I(1)           Index(2)               CPI(3)
9/12/89              $ 9,425                     $10,000               $10,000
9/30/89                9,425                      10,170                10,019
10/31/89               9,369                       9,833                10,067
11/30/89               9,369                      10,227                10,091
12/31/89               9,435                      10,557                10,108
1/31/90                9,102                      10,066                10,212
2/28/90                9,093                       9,637                10,260
3/31/90                9,150                       9,056                10,316
4/30/90                8,827                       8,928                10,333
5/31/90                9,368                       9,870                10,356
6/30/90                9,549                       9,801                10,412
7/31/90                9,596                       9,892                10,452
8/31/90                8,437                       8,968                10,548
9/30/90                7,800                       8,024                10,637
10/31/90               7,767                       8,775                10,700
11/30/90               7,905                       8,632                10,724
12/31/90               8,200                       8,815                10,724
1/31/91                8,984                       9,139                10,788
2/28/91                9,567                       9,986                10,805
3/31/91               10,009                       9,694                10,821
4/30/91               10,281                       9,771                10,837
5/31/91               10,381                       9,994                10,869
6/30/91               10,029                       9,378                10,901
7/31/91               10,230                       9,823                10,917
8/31/91               10,110                       9,793                10,949
9/30/91               10,311                      10,052                10,997
10/31/91              10,139                      10,217                11,014
11/30/91              10,003                       9,773                11,046
12/31/91              11,022                      10,487                11,053
1/31/92               11,423                      10,295                11,070
2/29/92               11,296                      10,119                11,110
3/31/92               11,127                       9,644                11,166
4/30/92               11,264                       9,780                11,182
5/31/92               11,634                      10,171                11,198
6/30/92               11,433                       9,833                11,238
7/31/92               11,264                       9,859                11,262
8/31/92               10,969                      10,101                11,293
9/30/92               11,085                      10,010                11,325
10/31/92              11,197                       9,741                11,364
11/30/92              11,143                       9,917                11,380
12/31/92              11,479                       9,999                11,372
1/31/93               11,905                      10,034                11,428
2/28/93               12,352                      10,274                11,468
3/31/93               13,029                      10,872                11,508
4/30/93               13,149                      11,378                11,540
5/31/93               13,302                      11,642                11,557
6/30/93               13,193                      11,546                11,573
7/31/93               13,313                      11,786                11,573
8/31/93               13,825                      12,328                11,605
9/30/93               14,033                      12,103                11,630
10/31/93              14,437                      12,438                11,677
11/30/93              14,448                      11,737                11,685
12/31/93              15,265                      12,313                11,685
1/31/94               15,842                      13,127                11,717
2/28/94               15,708                      12,959                11,757
3/31/94               14,943                      12,403                11,797
4/30/94               14,921                      12,789                11,813
5/31/94               15,010                      12,823                11,822
6/30/94               14,410                      12,788                11,862
7/31/94               14,921                      13,034                11,894
8/31/94               15,154                      13,428                11,941
9/30/94               14,965                      13,077                11,974
10/31/94              14,666                      13,452                11,982
11/30/94              14,152                      12,871                11,998
12/31/94              14,090                      12,999                11,998
1/31/95               13,639                      12,806                12,046
2/28/95               13,808                      12,996                12,094
3/31/95               13,706                      13,625                12,134
4/30/95               13,819                      14,103                12,174
5/31/95               14,473                      14,226                12,198
6/30/95               14,586                      14,224                12,222
7/31/95               14,902                      14,938                12,222
8/31/95               14,891                      14,608                12,254
9/30/95               15,094                      15,036                12,279
10/31/95              14,673                      14,802                12,319
11/30/95              14,685                      15,318                12,311
21/31/95              14,936                      15,769                12,302
1/31/96               15,365                      16,057                12,375
2/29/96               15,435                      16,158                12,414
3/31/96               15,331                      16,430                12,479
4/30/96               15,551                      16,819                12,527
5/31/96               15,830                      16,836                12,551
6/30/96               15,784                      16,924                12,559
7/31/96               15,400                      16,328                12,583
8/31/96               16,004                      16,519                12,607

1. INCLUDES ALL SALES CHARGES AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2.       INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.

3.       SOURCE: U.S. BUREAU OF LABOR STATISTICS.



TEMPLETON GLOBAL
REAL ESTATE FUND - CLASS I

Periods Ended 8/31/96

                                                                             Since
                                                                             Inception
                                           One-Year         Five-Year        (9/12/89)
Cumulative
Total Return(1)                              7.48%           58.31%           69.81%

Average Annual
Total Return(2)                              1.26%            8.34%            6.98%

Value of $10,000
Investment(3)                              $10,126          $14,926          $16,004

1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS, AND DOES NOT INCLUDE THE MAXIMUM 5.75% INITIAL SALES CHARGE.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND INCLUDES THE INITIAL SALES CHARGE.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE SPECIFIED PERIODS AND INCLUDE THE INITIAL SALES CHARGE.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS WHEN PAID. PRIOR TO JULY 1, 1992, CLASS I SHARES WERE OFFERED AT A HIGHER INITIAL SALES CHARGE. THUS, ACTUAL TOTAL RETURN TO PURCHASERS OF SHARES DURING THAT PERIOD WOULD HAVE BEEN SOMEWHAT LOWER THAN NOTED ABOVE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC AND POLITICAL CLIMATES WHERE INVESTMENTS ARE MADE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR INITIAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.





Under section 854(b)(2) of the Internal Revenue Code, the Templeton Global Real Estate Fund hereby designates 10.75% of its ordinary income dividends paid by the Fund during the fiscal year ended August 31, 1996, as income qualifying for the corporate dividends received deduction.

PERFORMANCE SUMMARY
CLASS II

The Templeton Global Real Estate Fund Class II shares reported a total return of 6.69% for the one-year period ended August 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

As measured by net asset value, the Fund's share price increased 50 cents, from $13.17 on August 31, 1995 to $13.67 on August 31, 1996. During this time, shareholders received 35.3 cents ($0.353) per share in dividend income. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund.

The graph on page 8 shows how an investment in the Fund since its inception has kept your purchasing power well ahead of inflation, as measured by the Consumer Price Index (CPI). It also compares the Fund's performance, over the same period, with the performance of the unmanaged Morgan Stanley Capital International (MSCI) World Index, which tracks 22 equity markets worldwide. Please remember that the Fund's performance differs from that of the index because, among other things, the index is not managed according to any investment strategy, includes no sales charges or management expenses, and does not contain cash (the Fund generally carries a certain percentage of cash at any given time). Of course, one cannot invest directly in an index.

TEMPLETON GLOBAL
REAL ESTATE FUND - CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 8/31/96)




                Templeton Global Real           MSCI World
Date            Estate Fund-Class II(1)          Index(2)               CPI(3)
5/1/95                 $ 9,903                   $10,000               $10,000
5/31/95                 10,364                    10,087                10,020
6/30/95                 10,437                    10,086                10,040
7/31/95                 10,663                    10,592                10,040
8/31/95                 10,639                    10,358                10,066
9/30/95                 10,784                    10,662                10,086
10/31/95                10,471                    10,495                10,120
11/30/95                10,479                    10,862                10,112
12/31/95                10,652                    11,181                10,105
1/31/96                 10,952                    11,386                10,165
2/29/96                 10,993                    11,457                10,198
3/31/96                 10,910                    11,650                10,251
4/30/96                 11,060                    11,926                10,291
5/31/96                 11,251                    11,938                10,310
6/30/96                 11,209                    12,000                10,316
7/31/96                 10,935                    11,578                10,336
8/31/96                 11,260                    11,713                10,356


1. INCLUDES ALL SALES CHARGES AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2.       INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.

3.       SOURCE: U.S. BUREAU OF LABOR STATISTICS.



TEMPLETON GLOBAL
REAL ESTATE FUND - CLASS II
Periods Ended 8/31/96


                                                                    Since
                                                                    Inception
                                                   One-Year         (5/1/95)
Cumulative
Total Return(1)                                      6.69%           14.70%
Average Annual
Total Return(2)                                      4.65%            9.30%
Value of $10,000
Investment(3)                                      $10,465          $11,260

1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND DOES NOT INCLUDE THE 1.0% INITIAL SALES CHARGE AND THE 1.0% CONTINGENT DEFERRED SALES CHARGE, APPLICABLE TO SHARES REDEEMED WITHIN THE FIRST 18 MONTHS OF INVESTMENT.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND INCLUDES ALL SALES CHARGES.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE SPECIFIED PERIODS AND INCLUDE ALL SALES CHARGES.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS WHEN PAID. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC AND POLITICAL CLIMATES WHERE INVESTMENTS ARE MADE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR INITIAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.



Under section 854(b)(2) of the Internal Revenue Code, the Templeton Global Real Estate Fund hereby designates 10.75% of its ordinary income dividends paid by the Fund during the fiscal year ended August 31, 1996, as income qualifying for the corporate dividends received deduction.

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE--CLASS I
(For a share outstanding throughout the year)

                                                                                     YEAR ENDED AUGUST 31
                                                                      -----------------------------------------------------
                                                                      1996        1995        1994       1993        1992
                                                                    --------    --------    --------    -------    --------
Net asset value, beginning of year                                  $  13.20    $  13.66    $  12.66    $ 10.40    $ 10.08
                                                                    --------    ---------   --------    --------   --------
Income from investment operations:
   Net investment income                                                 .31         .39         .22        .25        .37
   Net realized and unrealized gain (loss)                               .64        (.64)       1.00       2.36        .43
                                                                    --------    ---------   --------    --------   --------
Total from investment operations                                         .95        (.25)       1.22       2.61        .80
Distributions to shareholders from net investment income                (.37)       (.21)       (.22)      (.35)      (.48)
                                                                    --------    ---------   --------    --------   --------
Change in net asset value                                                .58        (.46)       1.00       2.26        .32
                                                                    --------    ---------   --------    --------   --------
Net asset value, end of year                                        $  13.78    $  13.20    $  13.66    $ 12.66    $ 10.40
                                                                    ========    =========   ========    ========   ========
TOTAL RETURN*                                                          7.48%     (1.74)%       9.69%     25.94%      8.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                       $125,875    $130,149    $131,544    $61,820    $36,955
Ratio of expenses to average net assets                                1.51%       1.55%       1.58%      1.68%      1.69%
Ratio of net investment income to average net assets                   2.73%       3.05%       1.97%      2.60%      3.64%
Portfolio turnover rate                                               20.07%      38.69%      32.34%     19.74%     32.35%
Average commission rate paid (per share)                            $  .0418

* TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS.

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE--CLASS II
(For a share outstanding throughout the period)

                                                                                                       FOR THE PERIOD
                                                                                                        MAY 1, 1995+
                                                                                      YEAR ENDED           THROUGH
                                                                                    AUGUST 31, 1996    AUGUST 31, 1995
                                                                                    ---------------    ---------------
Net asset value, beginning of period                                                    $ 13.17            $ 12.25
                                                                                        -------            -------
Income from investment operations:
   Net investment income                                                                    .33                .03
   Net realized and unrealized gain                                                         .52                .89
                                                                                        -------            -------
Total from investment operations                                                            .85                .92
Distributions to shareholders from net investment income                                   (.35)                --
                                                                                        -------            -------
Change in net asset value                                                                   .50                .92
                                                                                        -------            -------
Net asset value, end of period                                                          $ 13.67            $ 13.17
                                                                                        =======            =======
TOTAL RETURN*                                                                             6.69%              7.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                         $ 5,275            $ 1,823
Ratio of expenses to average net assets                                                   2.26%              2.26%**
Ratio of net investment income to average net assets                                      2.20%              1.71%**
Portfolio turnover rate                                                                  20.07%             38.69%
Average commission rate paid (per share)                                                $ .0418

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.
 + COMMENCEMENT OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL REAL ESTATE FUND
Investment Portfolio, August 31, 1996

--------------------------------------------------------------------------------

         INDUSTRY                                   ISSUE                           COUNTRY      SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 95.6%
-------------------------------------------------------------------------------------------------------------------------
BANKING: 3.1%
                            Banque Nationale de Paris                                  Fr.          30,000   $  1,080,515
                            HSBC Holdings PLC                                         H.K.          55,612        960,130
                            Shinhan Bank Co. Ltd.                                     Kor.           6,880        162,508
                            TR Financial Corp.                                        U.S.          65,000      1,844,375
                                                                                                             ------------
                                                                                                                4,047,528
-------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS: 1.1%
                            Byucksan Development Co. Ltd.                             Kor.          66,360        882,910
                        *   Unione Cementi Marchino Emiliane (Unicem)                 Itl.          28,000        198,233
                            Unione Cementi Marchino Emiliane (Unicem), di Risp        Itl.         139,580        424,831
                                                                                                             ------------
                                                                                                                1,505,974
-------------------------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES: 1.7%
                        +   Horizon Group Inc.                                        U.S.         107,520      2,257,920
-------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 7.1%
                        *   Atlantic Gulf Communities Corp.                           U.S.         150,000        862,500
                            Dragados y Construcciones SA                               Sp.          50,000        631,116
                            Engle Homes                                               U.S.         147,500      1,198,438
                            Kaufman & Broad Home Corp.                                U.S.         150,000      1,837,500
                        *   Schuler Homes Inc.                                        U.S.         235,000      1,542,188
                            Sirti SPA                                                 Itl.         180,000      1,115,003
                      *++   Sundance Homes Inc.                                       U.S.         690,000      1,466,250
                            Toda Corp.                                                Jpn.          70,000        612,057
                                                                                                             ------------
                                                                                                                9,265,052
-------------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 1.6%
                            Societe Elf Aquitane SA                                    Fr.          10,317        751,327
                            Valero Energy Corp.                                       U.S.          60,700      1,282,288
                                                                                                             ------------
                                                                                                                2,033,615
-------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 1.6%
                            Federal National Mortgage Assn.                           U.S.          52,000      1,612,000
                        *   India Fund, B                                             Ind.         300,000        512,889
                                                                                                             ------------
                                                                                                                2,124,889
-------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 4.0%
                            Assidomaen AB                                             Swe.          47,000      1,171,034
                            Fletcher Challenge Ltd. Forestry Division, ADR            N.Z.          12,769        175,574
                            Georgia-Pacific Corp.                                     U.S.          20,000      1,487,500
                        *   Mayr-Melnhof Karton AG                                   Aust.          25,000      1,173,957
                            St. Joe Paper Corp.                                       U.S.          20,000      1,230,000
                                                                                                             ------------
                                                                                                                5,238,065
-------------------------------------------------------------------------------------------------------------------------

TEMPLETON GLOBAL REAL ESTATE FUND
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                   ISSUE                           COUNTRY      SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM: 2.0%
                        *   Danubius Hotel and Spa RT                                 Hun.          60,000   $  1,096,580
                            Grand Hotel Holdings Ltd.                                 H.K.       2,469,000        957,905
                            Oriental Hotel (Thailand) Public Co. Ltd., fgn.          Thai.          93,700        533,207
                                                                                                             ------------
                                                                                                                2,587,692
-------------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 0.6%
                        *   Wessel & Vett AS, C                                       Den.          12,000        744,885
-------------------------------------------------------------------------------------------------------------------------
METALS & MINING: 1.2%
                            Boehler Uddeholm AG                                      Aust.          11,500        896,721
                            Maanshan Iron & Steel Co. Ltd., H                         Chn.       3,520,000        637,310
                            Rustenburg Platinum Holdings Ltd.                        S.AF.           1,200         20,123
                                                                                                             ------------
                                                                                                                1,554,154
-------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 3.2%
                            Cheung Kong Holdings Ltd.                                 H.K.         400,000      2,806,337
                            Inversiones y Representacion                              Arg.         202,831        562,162
                            Metro Pacific Corp.                                      Phil.       2,689,539        821,390
                                                                                                             ------------
                                                                                                                4,189,889
-------------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 65.7%
                        +   American Health Properties Inc.                           U.S.          64,300      1,406,563
                            Bail Investissement                                        Fr.           8,700      1,348,571
                        +   Beacon Properties Corp                                    U.S.         105,000      2,861,250
                      *++   Bluegreen Corp.                                           U.S.       1,192,945      3,877,071
                      *++   Canlan Investment Corp.                                   Can.         595,600      1,904,301
                        +   Carramerica Realty Corp.                                  U.S.          65,000      1,592,500
                        *   Catellus Development Corp.                                U.S.         290,000      2,755,000
                        +   CBL & Associates Properties Inc.                          U.S.         160,000      3,680,000
                        +   Charles E. Smith Residential Realty Inc.                  U.S.          80,000      1,910,000
                        *   Credit Foncier de France SA                                Fr.          14,002        190,085
                        +   Equity Residential Properties                             U.S.         100,000      3,537,500
                        +   Federal Realty Investment Trust, SBI                      U.S.          33,000        775,500
                        +   General Growth Properties                                 U.S.         104,000      2,613,000
                        +   Health Care Property Investors Inc.                       U.S.          30,000      1,016,250
                        +   Highwood Properties Inc.                                  U.S.          96,200      2,861,950
                        +   Home Properties of New York Inc.                          U.S.          50,000      1,000,000
                            Inversiones y Representacion, GDR                         Arg.             500         13,813
                        +   IRT Property Co.                                          U.S.          84,200        778,850
                        +   LTC Properties Inc.                                       U.S.         226,000      3,672,500
                        +   Meditrust Inc., SBI                                       U.S.          70,400      2,411,200
                        +   Nationwide Health Properties Inc.                         U.S.         122,000      2,714,500
                            New Asia Realty and Trust Co. Ltd., A                     H.K.         388,000      1,427,559

TEMPLETON GLOBAL REAL ESTATE FUND
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                   ISSUE                           COUNTRY      SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------------------------------------------------
REAL ESTATE (cont.)
                            New World Development Co. Ltd.                            H.K.         458,553   $  2,223,826
                        *   New World Infrastructure Ltd.                             H.K.             757          1,782
                        *   Newhall Investment Properties                             U.S.          20,300             --
                        +   Omega Healthcare Investors                                U.S.          57,184      1,636,883
                            Parkway Holdings Ltd.                                    Sing.         209,000        656,467
                        +   Pennsylvania Real Estate Investment Trust, SBI            U.S.          34,000        701,250
                        +   Post Properties Inc.                                      U.S.          67,000      2,403,625
                            PT Jaya Properties, fgn.                                 Indo.       1,000,000      1,398,377
                            Revenue Property Ltd.                                     Can.       1,555,800      2,677,611
                            Rouse Co.                                                 U.S.         156,300      4,044,263
                            Ryoden Development Ltd.                                   H.K.       3,650,000        892,144
                        +   Security Capital Industrial Trust, SBI                    U.S.          86,592      1,558,656
                        *   Security Capital Industrial Trust, rts.                   U.S.          86,592          4,736
                        +   Security Capital Pacific Trust, SBI                       U.S.         168,911      3,526,017
                        +   South West Property Trust                                 U.S.         150,000      1,968,750
                        +   Summit Properties Inc.                                    U.S.          85,400      1,633,275
                            Sun Hung Kai Properties Ltd.                              H.K.         370,000      3,612,674
                            Taylor Woodrow PLC                                        U.K.         656,177      1,751,882
                            Union du Credit Bail Immobilier Unibail                    Fr.          24,700      2,526,455
                        *   Union Valley Corp.                                        U.S.           1,255             13
                        +   Weeks Corp.                                               U.S.         210,000      6,011,250
                        +   Weingarten Realty Investors, SBI                          U.S.          31,100      1,228,450
                        *   Westfield America Trust                                   Aus.          34,767         28,878
                            Westfield Trust Units                                     Aus.         754,285      1,390,261
                                                                                                             ------------
                                                                                                               86,225,488
-------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 0.5%
                            Telecomunicacoes Brasileiras SA, ADR, 144A               Braz.             490         36,444
                            Telefonos de Mexico SA, L, ADR                            Mex.          20,000        657,500
                                                                                                             ------------
                                                                                                                  693,944
-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 1.3%
                            Florida East Coast Industries Inc.                        U.S.          11,000        895,125
                            Peninsular & Oriental Steam Navigation Co.                U.K.         100,000        803,291
                                                                                                             ------------
                                                                                                                1,698,416
-------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRICAL & GAS: 0.9%
                            National Power PLC                                        U.K.         192,378      1,208,952
                                                                                                             ------------
TOTAL COMMON STOCKS (cost $114,187,285)                                                                       125,376,463
-------------------------------------------------------------------------------------------------------------------------

TEMPLETON GLOBAL REAL ESTATE FUND
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                               ISSUE                        COUNTRY         SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 1.1%
------------------------------------------------------------------------------------------------------------------------
                        +   American Health Properties Inc., pfd.              U.S.             6,430       $     88,413
                            Baumax AG, pfd.                                   Aust.            25,000            866,663
                            Nacional Financiera SA, 11.25%, conv., pfd.        Mex.            15,700            553,425
                                                                                                            ------------
TOTAL PREFERRED STOCKS (cost $2,093,772)                                                                       1,508,501
------------------------------------------------------------------------------------------------------------------------

                                                                                          PRINCIPAL IN
                                                                                        LOCAL CURRENCY**
------------------------------------------------------------------------------------------------------------------------
BONDS: 0.9% (cost $1,400,000)
------------------------------------------------------------------------------------------------------------------------
                            Revenue Properties, 6.00%, conv., 3/01/04          U.S.         1,400,000          1,148,350
------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 1.9% (cost $2,492,248)
------------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bills, 4.96% to 5.03% with
                              maturities to 11/21/96                           U.S.         2,519,000          2,492,810
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.5% (cost $120,173,305)                                                                 130,526,124
OTHER ASSETS, LESS LIABILITIES: 0.5%                                                                             623,560
                                                                                                            ------------
TOTAL NET ASSETS: 100.0%                                                                                    $131,149,684
                                                                                                            ------------
                                                                                                            ------------

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.
 + REAL ESTATE INVESTMENT TRUSTS (40.9% OF TOTAL NET ASSETS).
++ SEE NOTE 5.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996

Assets:
   Investments in securities, at value
      (identified cost $120,173,305)         $130,526,124
   Receivables:
      Investment securities sold                  620,121
      Fund shares sold                            187,620
      Dividends and interest                      350,725
                                             ------------
         Total assets                         131,684,590
                                             ------------
Liabilities:
   Payables:
      Investment securities purchased              39,075
      Fund shares redeemed                        276,839
   Accrued expenses                               218,992
                                             ------------
         Total liabilities                        534,906
                                             ------------
Net assets, at value                         $131,149,684
                                             ------------
                                             ------------
Net assets consist of:
   Undistributed net investment income       $  2,190,285
   Net unrealized appreciation                 10,352,819
   Accumulated net realized loss               (6,100,372)
   Net capital paid in on shares of
      beneficial interest                     124,706,952
                                             ------------
Net assets, at value                         $131,149,684
                                             ------------
                                             ------------
Class I
   Net asset value per share
      ($125,874,702 / 9,132,806 shares
      outstanding)                           $      13.78
                                             ------------
                                             ------------
   Maximum offering price
      ($13.78 / 94.25%)                      $      14.62
                                             ------------
                                             ------------
Class II
   Net asset value per share
      ($5,274,982 / 385,866
      shares outstanding)                    $      13.67
                                             ------------
                                             ------------
   Maximum offering price
      ($13.67 / 99.00%)                      $      13.81
                                             ------------
                                             ------------

STATEMENT OF OPERATIONS
for the year ended August 31, 1996

Investment income:
   (net of $215,219
   foreign taxes withheld)
    Dividends                    $ 4,876,859
    Interest                         566,566
                                 ----------
      Total income                             $5,443,425
Expenses:
    Management fees (Note 3)         963,473
    Administrative fees (Note
      3)                             192,694
    Distribution fees (Note 3)
      Class I                        313,633
      Class II                        32,700
    Transfer agent fees (Note
      3)                             224,500
    Custodian fees                    29,751
    Reports to shareholders           92,300
    Audit fees                        19,500
    Legal fees (Note 3)               16,500
    Registration and filing
      fees                            55,100
    Trustees' fees and expenses       15,000
    Other                              3,432
                                 ----------
      Total expenses                            1,958,583
                                               ----------
         Net investment income                  3,484,842
Realized and unrealized gain (loss):
    Net realized loss on:
      Investments                 (3,764,288)
      Foreign currency
         transactions                 (2,643)
                                 ----------
                                  (3,766,931)
    Net unrealized appreciation
      on investments               9,465,131
                                 ----------
      Net realized and
         unrealized gain                        5,698,200
                                               ----------
Net increase in net assets
   resulting from operations                   $9,183,042
                                               ----------
                                               ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1996 and 1995

                                                                                               1996            1995
                                                                                           ------------    ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                                $  3,484,842    $  3,961,976
      Net realized gain (loss) on investment and foreign currency transactions               (3,766,931)      2,650,946
      Net unrealized appreciation (depreciation)                                              9,465,131      (9,032,322)
                                                                                           ------------    ------------
         Net increase (decrease) in net assets resulting from operations                      9,183,042      (2,419,400)
   Distributions to shareholders
      from net investment income
         Class I                                                                             (3,656,308)     (2,183,210)
         Class II                                                                               (58,680)             --
   Fund share transactions (Note 2)
         Class I                                                                             (9,558,558)      3,224,436
         Class II                                                                             3,267,549       1,807,089
                                                                                           ------------    ------------
           Net increase (decrease) in net assets                                               (822,955)        428,915
Net assets:
   Beginning of year                                                                        131,972,639     131,543,724
                                                                                           ------------    ------------
   End of year                                                                             $131,149,684    $131,972,639
                                                                                           ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Real Estate Fund (the Fund), formerly Templeton Real Estate Securities Fund, is a Massachusetts business trust and an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth by investing primarily in securities of domestic and foreign companies which are principally engaged in or related to the real estate industry or which own significant real estate assets. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At August 31, 1996, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 CLASS I
                                                            --------------------------------------------------
                                                                 YEAR ENDED                   YEAR ENDED
                                                               AUGUST 31, 1996              AUGUST 31, 1995
                                                           -----------------------      -----------------------
                                                            SHARES        AMOUNT         SHARES        AMOUNT
                                                          ---------    -----------     ---------    -----------
           Shares sold                                     1,668,000   $ 22,151,692     3,107,103   $ 39,860,934
           Shares issued on reinvestment
             of distributions                                243,797      3,114,773       145,407      1,858,319
           Shares redeemed                                (2,640,108)   (34,825,023)   (3,021,430)   (38,494,817)
                                                          ----------   ------------    ----------   ------------
           Net increase (decrease)                          (728,311)  $ (9,558,558)      231,080   $  3,224,436
                                                          ==========   ============    ==========   ============

                                                                                 CLASS II
                                                            --------------------------------------------------
                                                                                            FOR THE PERIOD
                                                                                              MAY 1, 1995
                                                                 YEAR ENDED                     THROUGH
                                                               AUGUST 31, 1996              AUGUST 31, 1995
                                                           -----------------------      -----------------------
                                                            SHARES        AMOUNT         SHARES        AMOUNT
                                                          ---------    -----------     ---------    -----------
           Shares sold                                       282,857   $  3,739,556       139,647   $  1,822,153
           Shares issued on reinvestment
             of distributions                                  4,365         55,597            --             --
           Shares redeemed                                   (39,852)      (527,604)       (1,151)       (15,064)
                                                          ----------   ------------    ----------   ------------
           Net increase                                      247,370   $  3,267,549       138,496   $  1,807,089
                                                          ==========   ============    ==========   ============

TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Global Advisors Ltd. (TGAL), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TGAL equal, on an annual basis, to 0.75% of the average daily net assets of the Fund. The Fund pays TGII monthly a fee of 0.15% per annum on the first $200 million of the Fund's average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of such average net assets in excess of $1.2 billion. For the year ended August 31, 1996, FTD received net commissions of $72,693 from the sale of the Funds shares and FTIS received fees of $224,500.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.25% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1996, unreimbursed expenses amount to $37,537. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $1,583 were paid to FTD for the year ended August 31, 1996.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $16,500 for the year ended August 31, 1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1996 aggregated $25,835,025 and $23,718,544, respectively. The cost of securities for federal income tax purposes is $120,319,605. Realized gains and losses are reported on an identified cost basis.

At August 31, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                              $ 21,599,800
           Unrealized depreciation                                                               (11,393,281)
                                                                                                ------------
           Net unrealized appreciation                                                          $ 10,206,519
                                                                                                ============

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at August 31, 1996 amounted to $7,247,622.

6. CAPITAL LOSS CARRYFORWARD

At August 31, 1996 the Fund had tax basis capital losses of $7,000,000 which may be carried over to offset future capital gains. Of this amount, $1,000,000 arose from the merger with National Real Estate Fund on December 14, 1990. Such losses expire in varying amounts from August 31, 1997 to August 31, 2004.

TEMPLETON GLOBAL REAL ESTATE FUND
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Templeton Global Real Estate Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Global Real Estate Fund as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Real Estate Fund as of August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.



                                                 /s/ McGladrey & Pullen, LLP

                                                 [McGladrey & Pullen, LLP]

New York, New York
September 27, 1996

                                     NOTES

LITERATURE REQUEST
--------------------------------------------------------------------------------

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH                      GLOBAL INCOME                      INCOME                             FRANKLIN STATE-SPECIFIC
                                                                                                         FUNDS SEEKING
Franklin Global Health             Franklin Global Government         Franklin Adjustable Rate           TAX-FREE INCOME
 Care Fund                          Income Fund                        Securities Fund                   Alabama
Franklin Templeton                 Franklin Templeton Hard            Franklin Adjustable U.S.           Arizona*
Japan Fund                         Currency Fund                       Government Securities Fund        Arkansas**
Templeton Developing               Franklin Templeton High            Franklin's AGE High                California*
 Markets Trust                      Income Currency Fund               Income Fund                       Colorado
Templeton Foreign Fund             Templeton Americas                 Franklin Investment Grade          Connecticut
Templeton Foreign Smaller           Government Securities Fund         Income Fund                       Florida*
 Companies Fund                                                       Franklin Short-Intermediate U.S.   Georgia
Templeton Global                   GROWTH                              Government Securities Fund        Hawaii**
 Infrastructure Fund               Franklin Blue Chip Fund            Franklin U.S. Government           Indiana
Templeton Global                   Franklin California Growth Fund     Securities Fund                   Kentucky
 Opportunities Trust               Franklin DynaTech Fund             Franklin Money Fund                Lousiana
Templeton Global                   Franklin Equity Fund               Franklin Federal Money Fund        Maryland
 Real Estate Fund                  Franklin Gold Fund                                                    Massachesetts***
Templeton Global Smaller           Franklin Growth Fund               FOR NON-U.S. INVESTORS:            Michigan*
 Companies Fund                    Franklin MidCap Growth Fund        Franklin Tax-Advantaged            Minnesota***
Templeton Greater                  Franklin Small Cap Growth Fund      High Yield Securities Fund        Missouri
 European Fund                                                        Franklin Tax-Advantaged            New Jersey
Templeton Growth Fund              GROWTH AND INCOME                   International Bond Fund           New York*
Templeton Latin America            Franklin Asset Allocation Fund     Franklin Tax-Advantaged U.S.       North Carolina
 Fund                              Franklin Balance Sheet              Government Securities Fund        Ohio***
Templeton Pacific                   Investment Fund                   Franklin U.S. Government           Oregon
 Growth Fund                       Franklin Convertible                                                  Pennsylvania
Templeton World Fund                Securities Fund                   FOR CORPORATIONS:                  Tennessee**
                                   Franklin Equity Income Fund        Franklin Corporate Qualified       Texas
GLOBAL GROWTH AND INCOME           Franklin Income Fund                Dividend Fund                     Virginia**
Franklin Global Utilities Fund     Franklin MicroCap Value Fund                                          Washington**
Franklin Templeton German          Franklin Natural Resources Fund    FRANKLIN FUNDS SEEKING
 Government Bond Fund              Franklin Real Estate               TAX-FREE INCOME                    VARIABLE ANNUTIES
Franklin Templeton                  Securities Fund                   Federal Intermediate-Term          Franklin Valuemark(SM)
 Global Currency Fund              Franklin Rising Dividends Fund      Tax-Free Income Fund              Franklin Templeton
Templeton Global Bond Fund         Franklin Strategic Income Fund     Federal Tax-Free Income Fund        Valuemark Income Plus
Templeton Growth and               Franklin Utilities Fund            High Yield Tax-Free                (an immediate annuity)
 Income Fund                       Franklin Value Fund                 Income Fund
                                   Templeton American Trust, Inc.     Insured Tax-Free Income Fund
                                                                      Puerto Rico Tax-Free
                                                                       Income Fund
                                                                      Tax-Exempt Money Fund

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.